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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 27, 2006

                              Diomed Holdings, Inc.

               Delaware                                000-32045                             84-1480636
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

                       1 Dundee Park
                        Andover, MA                                                   01810
         (Address of Principal Executive Offices)                                   (Zip Code)

       Registrant's telephone number, including area code: (978-475-7771)

ITEM 8.01. OTHER EVENTS.

On September 27, 2006, Diomed Holdings, Inc. conducted its previously scheduled special meeting of stockholders to consider two proposals relating to the financing transaction, as described in the proxy statement filed on August 25, 2006 and distributed to holders of record of the Registrant's capital stock. The stockholders approved both of these proposals, and the Company expects to complete the financing transaction in due course, in accordance with the terms thereof.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Diomed Holdings, Inc.
                                             (Registrant)

Date:    September 27, 2006                  By:       /s/  DAVID B. SWANK
                                                       ---------------------
                                             Name:     David B. Swank
                                             Title:    Chief Financial Officer